Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
15. Commitments and Contingencies
Lease Commitments
We lease certain facilities under long term operating leases. Certain of our lease agreements contain renewal options, early termination options and/or payment escalations based on fixed annual increases, local consumer price index changes or market rental reviews. We recognize rent expense with fixed rate increases and/or fixed rent reductions on a straight line basis over the term of the lease. We lease approximately 1.5 million square feet of office space in 117 locations in 54 countries. For the years ended December 31, 2017, 2016 and 2015, we recognized rent expense of $32 million, $26 million and $28 million, respectively. Future minimum lease payments under non-cancelable operating leases are as follows (in thousands):

Amount
2018	$24,467
2019	20,872
2020	17,733
2021	14,189
2022	11,156
Thereafter	29,884
Total	$118,301

Legal Proceedings
While certain legal proceedings and related indemnification obligations to which we are a party specify the amounts claimed, these claims may not represent reasonably possible losses. Given the inherent uncertainties of litigation, the ultimate outcome of these matters cannot be predicted at this time, nor can the amount of possible loss or range of loss, if any, be reasonably estimated, except in circumstances where an aggregate litigation accrual has been recorded for probable and reasonably estimable loss contingencies. A determination of the amount of accrual required, if any, for these contingencies is made after careful analysis of each matter. The required accrual may change in the future due to new information or developments in each matter or changes in approach such as a change in settlement strategy in dealing with these matters.
Antitrust Litigation and DOJ Investigation
US Airways Antitrust Litigation
In April 2011, US Airways filed suit against us in federal court in the Southern District of New York, alleging violations of the Sherman Act Section 1 (anticompetitive agreements) and Section 2 (monopolization). The complaint was filed fewer than two months after we entered into a new distribution agreement with US Airways. In September 2011, the court dismissed all claims relating to Section 2. The claims that were not dismissed are claims brought under Section 1 of the Sherman Act, relating to our contracts with US Airways, which US Airways claims contain anticompetitive provisions, and an alleged conspiracy with the other GDSs, allegedly to maintain the industry structure and not to compete for content. We strongly deny all of the allegations made by US Airways.
Sabre filed summary judgment motions in April 2014. In January 2015, the court issued an order granting Sabre's summary judgment motions in part, eliminating a majority of US Airways' alleged damages and rejecting its request for injunctive relief by which US Airways sought to bar Sabre from enforcing certain provisions in our contracts. In September 2015, the court also dismissed US Airways' claim for declaratory relief. In February 2017, US Airways sought reconsideration of the court's opinion dismissing the claim for declaratory relief, which the court denied in March 2017.
The trial on the remaining claims commenced in October 2016. In December 2016, the jury issued a verdict in favor of US Airways with respect to its claim under Section 1 of the Sherman Act regarding Sabre's contract with US Airways and awarded it$5 million in single damages. The jury rejected US Airways' claim alleging a conspiracy with the other GDSs. We continue to believe that our business practices and contract terms are lawful. In January 2017, we filed a motion seeking judgment as a matter of law in favor of Sabre on the one claim on which the jury found for US Airways, which the court denied in March 2017.
Based on the jury’s verdict, in March 2017 the court entered final judgment in favor of US Airways in the amount of $15 million, which is three times the jury’s award of $5 million as required by the Sherman Act.
In April 2017, we filed an appeal with the United States Court of Appeals for the Second Circuit seeking a reversal of the judgment. US Airways also filed a counter-appeal challenging earlier court orders, including the above-referenced orders dismissing and/or issuing summary judgment as to portions of its claims and damages. In connection with this appeal, we posted an appellate bond equal to the aggregate amount of the $15 million judgment entered plus interest, which stayed the judgment pending the appeal.
As a result of the jury's verdict, US Airways is also entitled to receive reasonable attorneys’ fees and costs under the Sherman Act. As such, it filed a motion seeking approximately $125 million in attorneys’ fees and costs, the amount of which we strongly dispute. In January 2018, the court denied US Airways' motion seeking attorneys' fees and costs, based on the fact that the appeal of the underlying judgment remains pending, as discussed above. The court's denial of the motion was without prejudice, and US Airways may refile the motion if it prevails on the appeal.
We have accrued a loss of $32 million, which represents the court's final judgment of $15 million, plus our estimate of $17 million for US Airways' reasonable attorneys’ fees, expenses and costs. We are unable to estimate the exact amount of the loss associated with the verdict, but we estimate that there is a range of outcomes between $32 million and $65 million, inclusive of the trebled damage award of approximately $15 million. No amount within the range is considered a better estimate than any other amount within the range and therefore, the minimum within the range was recorded in selling, general and administrative expense for the fourth quarter of 2016. As noted above, the amount of attorneys' fees and costs to be awarded is subject to conclusion of the appellate process and, if US Airways ultimately prevails on the appeal, final decision by the trial court, which may itself be appealed. The ultimate resolution of this matter may be greater or less than the amount recorded and, if greater, could adversely affect our results of operations. We have and will incur significant fees, costs and expenses for as long as the lawsuit, including any appeal, is ongoing. In addition, litigation by its nature is highly uncertain and fraught with risk, and it is therefore difficult to predict the outcome of any particular matter, including any appeal or changes to our business that may be required as a result of the litigation. Depending on the outcome of the litigation, any of these consequences could have a material adverse effect on our business, financial condition and results of operations.
Putative Class Action Lawsuit on Antitrust Claims
In July 2015, a putative class action lawsuit was filed against us and two other GDSs, in the United States District Court for the Southern District of New York. The plaintiffs, who are asserting claims on behalf of a putative class of consumers in various states, are generally alleging that the GDSs conspired to negotiate for full content from the airlines, resulting in higher ticket prices for consumers, in violation of various federal and state laws. The plaintiffs sought an unspecified amount of damages in connection with their state law claims, and they requested injunctive relief in connection with their federal claim. In July 2016, the court granted, in part, our motion to dismiss the lawsuit, finding that plaintiffs’ state law claims are preempted by federal law, thereby precluding their claims for damages. The court declined to dismiss plaintiffs’ claim seeking an injunction under federal antitrust law. The plaintiffs may appeal the court’s dismissal of their state law claims upon a final judgment. We believe that the losses associated with this case are neither probable nor estimable and therefore have not accrued any losses as of December 31, 2017. We may incur significant fees, costs and expenses for as long as this litigation is ongoing. We intend to vigorously defend against the remaining claims.
Putative Class Action Lawsuit on Cybersecurity Incident
In July 2017, a putative class action lawsuit was filed against us in the United States District Court for the Central District of California. The plaintiffs are asserting various claims under state law, including tort, contract and statutory claims, on behalf of a putative class of individuals residing in the United States and whose personally identifiable information allegedly was disclosed, in connection with the cybersecurity incident involving unauthorized access to payment information contained in a subset of hotel reservations process through the HS Central Reservation System. The plaintiffs are seeking equitable relief and an unspecified amount of damages in connection with their claims. In December 2017, we filed a motion to dismiss the lawsuit with prejudice. On January 25, 2018, the court granted our motion and dismissed the plaintiffs' claims in their entirety, with prejudice. The plaintiffs may appeal with court's decision, but must file the appeal within 30 days of the ruling. We believe that the losses associated with this case are neither probable nor estimable and therefore have not accrued any losses as of December 31, 2017. We may incur significant fees, costs and expenses for as long as this litigation is ongoing. We intend to vigorously defend against this matter. See “—Other” below for more information.
Department of Justice Investigation
On May 19, 2011, we received a civil investigative demand (“CID”) from the U.S. Department of Justice (“DOJ”) investigating alleged anticompetitive acts related to the airline distribution component of our business. We are fully cooperating with the DOJ investigation and are unable to make any prediction regarding its outcome. The DOJ is also investigating other companies that own GDSs, and has sent CIDs to other companies in the travel industry. Based on its findings in the investigation, the DOJ may (i) close the file, (ii) seek a consent decree to remedy issues it believes violate the antitrust laws, or (iii) file suit against us for violating the antitrust laws, seeking injunctive relief. If injunctive relief were granted, depending on its scope, it could affect the manner in which our airline distribution business is operated and potentially force changes to the existing airline distribution business model. Any of these consequences would have a material adverse effect on our business, financial condition and results of operations. We have not received any communications from the DOJ regarding this matter for several years; however, we have not been notified that this matter is closed.
Indian Income Tax Litigation
We are currently a defendant in income tax litigation brought by the Indian Director of Income Tax (“DIT”) in the Supreme Court of India. The dispute arose in 1999 when the DIT asserted that we have a permanent establishment within the meaning of the Income Tax Treaty between the United States and the Republic of India and accordingly issued tax assessments for assessment years ending March 1998 and March 1999, and later issued further tax assessments for assessment years ending March 2000 through March 2006. The DIT has continued to issue further tax assessments on a similar basis for subsequent years; however, the tax assessments for assessment years ending March 2007 and later are no longer material. We appealed the tax assessments for assessment years ending March 1998 through March 2006 and the Indian Commissioner of Income Tax Appeals returned a mixed verdict. We filed further appeals with the Income Tax Appellate Tribunal (“ITAT”). The ITAT ruled in our favor on June 19, 2009 and July 10, 2009, stating that no income would be chargeable to tax for assessment years ending March 1998 and March 1999, and from March 2000 through March 2006. The DIT appealed those decisions to the Delhi High Court, which found in our favor on July 19, 2010. The DIT has appealed the decision to the Supreme Court of India. The initial Supreme Court hearing has now been scheduled. We have appealed the tax assessments for the assessment years ended March 2013 and March 2015 with the ITAT and no trial date has been set for these subsequent years.
In addition, SAPPL is currently a defendant in similar income tax litigation brought by the DIT. The dispute arose when the DIT asserted that SAPPL has a permanent establishment within the meaning of the Income Tax Treaty between Singapore and India and accordingly issued tax assessments for assessment years ending March 2000 through March 2005. SAPPL appealed the tax assessments, and the Indian Commissioner of Income Tax (Appeals) returned a mixed verdict. SAPPL filed further appeals with the ITAT. The ITAT ruled in SAPPL’s favor, finding that no income would be chargeable to tax for assessment years ending March 2000 through March 2005. The DIT appealed those decisions to the Delhi High Court. No hearing date has been set. The DIT also assessed taxes on a similar basis for assessment years ending March 2006 through March 2014 and appeals for assessment years ending March 2006 through 2014 are pending before the ITAT.
If the DIT were to fully prevail on every claim against us, including SAPPL, we could be subject to taxes, interest and penalties of approximately $47 million as of December 31, 2017. We intend to continue to aggressively defend against each of the foregoing claims. Although we do not believe that the outcome of the proceedings will result in a material impact on our business or financial condition, litigation is by its nature uncertain. We do not believe this outcome is more likely than not and therefore have not made any provisions or recorded any liability for the potential resolution of any of these claims.
Indian Service Tax Litigation
SAPPL's Indian subsidiary is also subject to litigation by the India Director General (Service Tax) ("DGST"), which has assessed the subsidiary for multiple years related to its alleged failure to pay service tax on marketing fees and reimbursements of expenses. Indian courts have returned verdicts favorable to the Indian subsidiary. The DGST has appealed the verdict to the Indian Supreme Court. We do not believe that an adverse outcome is probable and therefore have not made any provisions or recorded any liability for the potential resolution of any of these claims.
Litigation and Administrative Audit Proceedings Relating to Hotel Occupancy Taxes
On January 23, 2015, we sold Travelocity.com to Expedia. Pursuant to the Travelocity Purchase Agreement, we will continue to be liable for pre-closing liabilities of Travelocity, including fees, charges, costs and settlements relating to litigation arising from hotels booked on the Travelocity platform prior to our previous long-term strategic marketing agreement with Expedia (the “Expedia SMA”). Fees, charges, costs and settlements relating to litigation from hotels booked on Travelocity.com subsequent to the Expedia SMA and prior to the date of the sale of Travelocity.com will be shared with Expedia in accordance with the terms set forth in the Expedia SMA. We are jointly and severally liable for certain indemnification obligations under the Travelocity Purchase Agreement for liabilities that may arise out of these litigation matters, which could adversely affect our cash flow.
Beginning in 2004, various state and local governments in the United States have filed more than 80 lawsuits against us and other OTAs pertaining primarily to whether our discontinued Travelocity segment and other OTAs owe sales or occupancy taxes on the revenues they earned from facilitating hotel reservations, where the customer paid us an amount at the time of booking that included (i) service fees, which we collected and retained, and (ii) the price of the hotel room and amounts for occupancy or other local taxes, which we passed along to the hotel supplier. The complaints generally allege, among other things, that the defendants failed to pay to the relevant taxing authority hotel occupancy taxes on the service fees. Several lawsuits also allege that the OTAs owe state or local taxes on their fees for facilitating car rental reservations. Courts have dismissed many of these lawsuits, some for failure to exhaust administrative remedies and some on the basis that we are not subject to sales or occupancy tax. The remaining lawsuits are in various stages of litigation. We have also settled some cases individually, most for amounts not material to our results of operations, and with respect to these settlements, have generally reserved our rights to challenge any effort by the applicable tax authority to impose occupancy taxes in the future.
Although we have prevailed in the majority of these lawsuits and proceedings, there have been several adverse judgments or decisions on the merits, some of which are subject to appeal. As of December 31, 2017 and 2016, our reserve was not material for the potential resolution of issues identified related to litigation involving hotel and car sales, occupancy or excise taxes. We did not record material charges associated with these cases during the years ended December 31, 2017 and 2016. Because we do not have a material reserve for these matters, and we have not recorded any material charges during the years ended December 31, 2017 and 2016, we did not consider these matters to be material as of December 31, 2017. Our estimated liability is based on our current best estimate but the ultimate resolution of these issues may be greater or less than the amount recorded and, if greater, could adversely affect our results of operations.
In addition to the actions by the tax authorities, two consumer class action lawsuits have been filed against us in which the plaintiffs allege that we made misrepresentations concerning the description of the fees received in relation to facilitating hotel reservations. Generally, the consumer claims relate to whether Travelocity provided adequate notice to consumers regarding the nature of our fees and the amount of taxes charged or collected. One of these lawsuits is pending in Texas state court, where the court is currently considering the plaintiffs’ motion to certify a class action; and the other is pending in federal court, but has been stayed pending the outcome of the Texas state court action. We believe the notice we provided was appropriate and therefore have not accrued any losses related to these cases.
Furthermore, a number of state and local governments have initiated inquiries, audits and other administrative proceedings that could result in an assessment of sales or occupancy taxes on fees. If we do not prevail at the administrative level, those cases could lead to formal litigation proceedings.
Litigation Relating to Routine Proceedings
We are also engaged from time to time in other routine legal and tax proceedings incidental to our business. We do not believe that any of these routine proceedings will have a material impact on the business or our financial condition.
Other
In November 2017, in connection with Air Berlin’s insolvency proceedings, we requested that Air Berlin make an election under the German Insolvency Act on whether to perform or terminate its contract with us. In January 2018, Air Berlin notified us by letter that it was exercising its right under the German Insolvency Act to terminate its contract with us. In addition, Air Berlin’s letter alleged various breaches by us of the contract and asserted that it had suffered a significant amount of damages associated with its claims. Air Berlin has not commenced any formal action with respect to its claims. We believe that losses associated with these claims are neither probable nor estimable and therefore have not accrued any losses as of December 31, 2017. We may incur significant fees, costs and expenses for as long as this matter is ongoing. We intend to vigorously defend against these claims.
As previously disclosed, we became aware of an incident involving unauthorized access to payment information contained in a subset of hotel reservations processed through the Sabre Hospitality Solutions SynXis Central Reservation system (the “HS Central Reservation System”). Our investigation was supported by third party experts, including a leading cybersecurity firm. Our investigation determined that an unauthorized party: obtained access to account credentials that permitted access to a subset of hotel reservations processed through the HS Central Reservation System; used the account credentials to view a credit card summary page on the HS Central Reservation System and access payment card information (although we use encryption, this credential had the right to see unencrypted card data); and first obtained access to payment card information and some other reservation information on August 10, 2016. The last access to payment card information was on March 9, 2017. The unauthorized party was able to access information for certain hotel reservations, including cardholder name; payment card number; card expiration date; and, for a subset of reservations, card security code. The unauthorized party was also able, in some cases, to access certain information such as guest name(s), email, phone number, address, and other information if provided to the HS Central Reservation System. Information such as Social Security, passport, or driver’s license number was not accessed. The investigation did not uncover forensic evidence that the unauthorized party removed any information from the system, but it is a possibility. We took successful measures to ensure this unauthorized access to the HS Central Reservation System was stopped and is no longer possible. There is no indication that any of our systems beyond the HS Central Reservation System, such as Sabre’s Airline Solutions and Travel Network platforms, were affected or accessed by the unauthorized party. We notified law enforcement and the payment card brands, who engaged a PCI forensic investigator to investigate this incident. We have notified customers and other companies that use or interact with, directly or indirectly, the HS Central Reservation System about the incident. We are also cooperating with various governmental authorities that are investigating this incident. See “—Putative Class Action Lawsuit on Cybersecurity Incident” above for a discussion of a lawsuit filed in connection with this incident. Separately, in November 2017, Sabre Hospitality Solutions observed a pattern of activity that, after further investigation, led it to believe that an unauthorized party improperly obtained access to certain hotel user credentials for purposes of accessing the HS Central Reservation System. We deactivated the compromised accounts and notified law enforcement of this activity. We also notified the payment card brands, and at their request, we have engaged a PCI forensic investigator to investigate this incident. We have not found any evidence of a breach of the network security of the HS Central Reservation System, and we believe that the number of affected reservations represents only a fraction of 1% of the bookings in the HS Central Reservation System. Although the costs related to these incidents, including any associated penalties assessed by any governmental authority or payment card brand, as well as any other impacts or remediation related to this incident, may be material, it is not possible at this time to determine whether we will incur, or to reasonably estimate the amount of, any liabilities in connection with them. We maintain insurance that covers certain aspects of cyber risks, and we continue to work with our insurance carriers in these matters.